Aug. 11, 2015
Eaton Vance Hexavest U.S. Equity Fund

EATON VANCE HEXAVEST U.S. EQUITY FUND
Supplement to
Prospectus dated December 1, 2014 and
Summary Prospectus dated December 1, 2014

At a meeting held on August 10, 2015, the Board of Trustees of Eaton Vance Growth Trust, on behalf of its series Eaton Vance Hexavest U.S. Equity Fund, approved the liquidation of the Fund, which is expected to take place on or about September 18, 2015.  On September 11, 2015, the Fund will discontinue all sales of its shares, except shares purchased by: (1) existing shareholders (including shares acquired through the reinvestment of dividends and distributions); (2) employer sponsored retirement plans; or (3) fee-based programs (a) sponsored by financial intermediaries; and (b) that have selected the Fund prior to the close of business on September 11, 2015.

August 11, 2015	19431 8.11.15